Exhibit 1.01
Weatherford International plc
Conflict Minerals Report
For the Year Ended December 31, 2015

This Conflict Minerals Report of Weatherford International plc (“Weatherford”, “we”, “our” or “Company”) is in accordance with Rule 13p-1 under the Securities Exchange Act of 1934, as amended.
Company Overview and Description of Products
Weatherford is one of the largest multinational oilfield service companies providing innovative solutions, technology and services to the oil and gas industry. We operate in over 100 countries and have service and sales locations in nearly all of the oil and gas producing regions in the world. Weatherford is committed to a culture of compliance and committed to tracing the origins of its necessary conflict minerals to ensure that we are sourcing materials and components from companies that share our values and commitment to human rights, ethics and environmental responsibility.
We manage our business through two product service line groups: 1) Formation Evaluation and Well Construction and 2) Completion and Production. We have evaluated our product service line groups and made a good faith determination that columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives, which are limited to tantalum, tin, and tungsten (“conflict minerals” or “3TG”) were necessary for the production or functionality of some products manufactured or contracted for manufacture by Weatherford in calendar year 2015. We believe these products include, but are not limited to, liner hanger systems, fishing recovery tools, rotating cement heads, downhole deployment valves, pressure control equipment, inflatable packers, casing packers, thru-tubing equipment, wellbore tubulars, casing and running tools, drilling casing bits, centralizers, float equipment, stimulation sleeves, expandable sand screens, composite plugs, inflow control devices, gravel pack systems, production packers, isolation valves, RFID enabled tools, subsurface safety valves, pressure pumping systems, continuous rod products, gas lift valve systems, rotaflex pump units, gas lift systems, power generation units, reciprocating rod lifts systems, flow measurement products, SurgeMaster®II tool, drilling rental tools, performance drilling tools, mechanized rig equipment, conventional tubular running equipment, pump and fluid systems, well servicing equipment, logging while drilling equipment, measurement while drilling equipment, directional drilling equipment, rotary steerable systems, managed pressure drilling systems, rotating control devices, advanced flow detection systems, and steady state continuous flow systems (collectively, “covered products”).
Reasonable Country of Origin Inquiry (RCOI)
Weatherford’s global supply chain is complex with multiple levels of suppliers between us and downstream (smelter to product) conflict minerals. As a downstream company, we do not have direct visibility into smelters or refiners of 3TG (“smelters”) and the associated mines of origin. We rely on our direct suppliers to provide the information necessary to trace the source and chain of custody of 3TG that may exist in our covered products. Further, our covered products consist of many component materials and parts. Current systems limitations impede our ability to track component parts in covered products back to a direct supplier (“tier 1”) or to a lowered tier supplier (“tier 2”). Recognizing these limitations, we reviewed the tier 1 suppliers directly related to our manufacturing businesses to determine whether a supplier may have sold us material or parts containing 3TG and was therefore within the scope of the regulation. This year we significantly expanded the number of tier 1 suppliers included in our RCOI to be as comprehensive as possible while we work to refine our systems and processes.
Weatherford, through the assistance of a third party consultant, contacted 3,175 tier 1 suppliers to request and collect information as to the use and origin of 3TG. Utilizing the Conflict-Free Sourcing Initiative’s Conflict Minerals Reporting Template (“CMRT”), suppliers were asked to provide information regarding the existence of 3TG in their materials and products sold to Weatherford, and the sourcing of these materials, with the ultimate goal of identifying the smelters and associated mine countries of origin connected to 3TG. Suppliers unable to provide a CMRT on their own behalf were requested to provide relevant information on their suppliers, or tier 2 suppliers. We then contacted these tier 2 suppliers, and subsequent tiers of suppliers as needed.
If suppliers did not respond to our request for information, we made multiple additional attempts to contact them via emails and telephone calls. Through our outreach, extensive efforts were made to educate and inform suppliers unfamiliar with conflict mineral rules and Weatherford’s related policies. If, after these efforts, a supplier still did not register with the system or provide the information requested and this supplier was internally identified by Weatherford as a high priority supplier, the matter was further escalated internally and there was direct outreach by a Weatherford executive or his delegate.

RCOI Results

The response rate for those suppliers contacted was 58% or 1,829 suppliers. Of the 1,829 suppliers who responded, 27% indicated one or more conflict minerals exist in the suppliers’ materials or products that may have been sold to Weatherford and included in a covered product. Based on a reasonable country of origin inquiry, we have reason to believe that necessary conflict minerals may have originated in the DRC (as defined below). We performed due diligence measures on the source and chain of custody of the necessary conflict minerals in our covered products, as described in this report.
Due Diligence
Design
The design of Weatherford’s due diligence framework conforms to the due diligence-related steps of Organisation for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, second edition.
Measures Undertaken
Once information was received from suppliers in the CMRT, responses were evaluated for plausibility, consistency, and gaps in information. If, during the evaluation, any quality control flags were raised regarding the veracity or accuracy of information, suppliers were automatically contacted again up to an additional 3 times. Examples of quality control flags are:

•	One or more smelters were listed but no conflict mineral was listed;

•	Smelter information was not provided for a used conflict mineral, or smelter information provided was not a verified metal processor in the database of our third party consultant;

•	Supplier answered yes to sourcing from the Democratic Republic of the Congo or adjoining countries (“DRC”), but none of the smelters listed are known to source from the region;

•	Supplier indicated that they have not received 3TG data for each metal from all relevant suppliers; and

•	Supplier indicated 100% of the 3TG for products covered by the declaration originated from scrap/recycled sources, but one or more smelters listed are not known to be exclusive recyclers.

After supplier CMRT information was evaluated as described above, and relying information collected by industry groups and our third party consultant, a smelter verification and outreach process was then undertaken in an attempt to verify types of metal processing performed (including exclusive recycling), mine countries of origin and conflict-free certification status. We compared the supplier identified smelters to the list of smelters which have received a “conflict free” designation based on internationally accepted audit standards of the (1) CFSI Conflict-Free Smelter Program, (2) the London Bullion Market Association Good Delivery Program and (3) the Responsible Jewellery Council Chain-of-Custody Certification. If the smelter was not certified by one of these internationally-recognized programs, we attempted to contact the smelter to gain more information about their sourcing practices, including countries of origin and transfer, and whether there were any internal due diligence procedures in place or other processes the smelters takes to track the chain-of-custody on the source of its mineral ores. We also performed internet research to determine whether there were any outside sources of information regarding the smelter’s sourcing practices. If the smelters were non-responsive, additional attempts to contact the smelters were made to gather information on mine country of origin and sourcing practices.
Due Diligence Results
Based on the smelter list provided by the suppliers who responded at the product level via the CMRTs and based on publicly available information, we have identified 313 (see Annex I) verified smelters that may be within our supply chain. Of these smelters, 283 either do not source from the DRC or we were unable to validate the region of sourcing. Thirty of these smelters indicated sourcing within the DRC. Of those 30 smelters, all but 2 are certified as conflict-free.
Measures for Improvement
Weatherford’s conflict minerals policy can be found at www.weatherford.com/en/about-us/ethics-and-compliance/conflict-minerals-policy. The policy is also included within our supplier code of conduct (“Code of Conduct”) and can be found at http://www.weatherford.com/cs/wft_dotcom/doc/supplier-code-of-conduct?blobheader=application/pdf. All new suppliers from whom Weatherford procures raw materials and components used in Weatherford’s manufacturing operations, are required to agree to the Code of Conduct and to complete a CMRT as part of the terms and conditions of doing business with Weatherford.

Weatherford continues to refine and improve its processes related to the tracing and responsible sourcing of 3TG. Future steps to mitigate and address the risk that 3TG contained in our covered products could directly or indirectly finance or benefit armed groups in the DRC may include, but are not limited to:

•	Expand procurement processes and visibility into our supply chain to capture 3TG information at the product level;

•	Continue to refine supplier data and data quality to further mitigate the risk that any necessary 3TG benefit armed groups in the DRC;

•	Continue to enhance automation of data gathering and increase the supplier response rate;

•	Continue to engage with our suppliers to provide additional education regarding 3TG, Weatherford’s conflict minerals policy and encourage or require their sourcing from conflict-free smelters;

•	Ensure our conflict minerals policy, as contained within our Code of Conduct, is incorporated into relevant contracts; and

•	Continue to actively cooperate with others in our industry to promote responsible 3TG sourcing.
This report includes forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements can also be identified by words such as “expects,” “plans,” “intends,” “will,” “may,” and similar terms. Forward-looking statements are not guarantees of future performance. Weatherford assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law. Subsequent events may affect Weatherford’s future determinations under Rule 13p-1 of the Securities Exchange Act of 1934, as amended.

Annex I

The information in this table is an aggregation of data provided by the Weatherford’s suppliers through April 15, 2016 and not a confirmation of conflict minerals contained in our products.

Metal	Smelter/Refiner Name	Certification Status	Mine Countries of Origin
Gold	Advanced Chemical Company	CFSP - Active	United States
Gold	Aida Chemical Industries Co., Ltd.	CFSP	Bolivia, Canada, Japan, Peru, Portugal, Recycle/Scrap, Spain
Gold	Aktyubinsk Copper Company TOO	Not currently certified	No known country of origin.
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	LBMA, CFSP	Germany, Japan, Recycle/Scrap, Thailand
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	LBMA, CFSP - Active	China, Mexico, Uzbekistan
Gold	AngloGold Ashanti Córrego do Sítio Mineração	LBMA, CFSP	Australia, Brazil, South Africa
Gold	Argor-Heraeus SA	LBMA, RJC, CFSP	Argentina, Chile, China, Hong Kong, Singapore, South Africa, Switzerland
Gold	Asahi Pretec Corporation	LBMA, CFSP	Argentina, Australia, Brazil, Canada, Chile, Guinea, Hong Kong, Japan, Mexico, Papua New Guinea, Peru, Recycle/Scrap, Singapore, United States
Gold	Asahi Refining Canada Limited	LBMA, CFSP	No known country of origin.
Gold	Asahi Refining USA Inc.	LBMA, CFSP	Australia, Canada, China, Hong Kong, Malaysia, United States
Gold	Asaka Riken Co., Ltd.	CFSP	Armenia, Japan, Mexico, Recycle/Scrap
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Not currently certified	Brazil, Turkey
Gold	Aurubis AG	LBMA, CFSP	China, Germany, Hong Kong, Recycle/Scrap, United States
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	LBMA, CFSP	Canada, Philippines
Gold	Bauer Walser AG	Not currently certified	Germany
Gold	Boliden AB	LBMA, CFSP	Canada, Sweden
Gold	C. Hafner GmbH + Co. KG	LBMA, CFSP	Germany
Gold	Caridad	Not currently certified	Bolivia, Chile, China, Japan, Mexico
Gold	CCR Refinery - Glencore Canada Corporation	LBMA, CFSP	Argentina, Australia, Canada, Chile, DRC- Congo (Kinshasa), Germany, Japan, Peru, Switzerland, United States, Zambia
Gold	Cendres + Métaux SA	CFSP - Active	Australia, Germany, Recycle/Scrap, Switzerland
Gold	Chimet S.p.A.	LBMA, CFSP	Australia, Italy, Mexico, Recycle/Scrap
Gold	Chugai Mining	Not currently certified	Canada, Japan
Gold	Codelco	Not currently certified	Chile
Gold	Daejin Indus Co., Ltd.	CFSP - Active	Japan, South Korea
Gold	Daye Non-Ferrous Metals Mining Ltd.	Not currently certified	China
Gold	DODUCO GmbH	CFSP	Recycle/Scrap
Gold	Dowa	CFSP	Canada, Hong Kong, Indonesia, Japan, Mexico, United States
Gold	DSC (Do Sung Corporation)	CFSP - Active	Recycle/Scrap, South Korea
Gold	Eco-System Recycling Co., Ltd.	CFSP	Bolivia, Canada, Japan, Recycle/Scrap
Gold	Elemetal Refining, LLC	LBMA, CFSP	Brazil, Hong Kong, Indonesia, Japan, Kazakhstan, Philippines, Russia, United States
Gold	Faggi Enrico S.p.A.	CFSP - Active	Italy, Recycle/Scrap
Gold	Fidelity Printers and Refiners Ltd.	Not currently certified	No known country of origin.
Gold	Gansu Seemine Material Hi-Tech Co Ltd	Not currently certified	China
Gold	Geib Refining Corporation	CFSP - Active	China, United States

Gold	Great Wall Precious Metals Co., Ltd. of CBPM	LBMA	China
Gold	Guangdong Gaoyao Co	Not currently certified	No known country of origin.
Gold	Guangdong Jinding Gold Limited	Not currently certified	Australia, China, Taiwan
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	Not currently certified	China
Gold	Heimerle + Meule GmbH	LBMA, CFSP	Australia, Austria, Canada, China, Germany, Hong Kong, Jersey, Malaysia, Mozambique, Philippines, Recycle/Scrap, South Africa
Gold	Heraeus Ltd. Hong Kong	LBMA, RJC, CFSP	Australia, Canada, China, France, Germany, Hong Kong, Japan, Laos, Malaysia, Mozambique, Peru, Philippines, Singapore, South Africa, Switzerland, Taiwan, Thailand
Gold	Heraeus Precious Metals GmbH & Co. KG	LBMA, CFSP	Australia, Bolivia, Chile, China, Germany, Hong Kong, Jersey, Malaysia, Peru, Switzerland, United States
Gold	Hunan Chenzhou Mining Co., Ltd.	Not currently certified	No known country of origin.
Gold	Hwasung CJ Co. Ltd	Not currently certified	Australia, Canada, Hong Kong, Japan, Mexico, South Korea, United States
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	LBMA	China, Mexico, Mongolia
Gold	Ishifuku Metal Industry Co., Ltd.	LBMA, CFSP	No known country of origin.
Gold	Istanbul Gold Refinery	LBMA, CFSP	Turkey
Gold	Japan Mint	LBMA, CFSP	Japan
Gold	Jiangxi Copper Company Limited	LBMA, CFSP	China, Japan, United States
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	LBMA, CFSP	Australia, Canada, Japan, Russia
Gold	JSC Uralelectromed	LBMA, CFSP	Russia
Gold	JX Nippon Mining & Metals Co., Ltd.	LBMA, CFSP	Chile
Gold	Kazakhmys plc	Not currently certified	Kazakhstan, Kyrgyzstan
Gold	Kazzinc	LBMA, CFSP	Australia, Kazakhstan, Peru
Gold	Kennecott Utah Copper LLC	LBMA, RJC, CFSP	No known country of origin.
Gold	KGHM Polska Miedz Spółka Akcyjna	CFSP - Active	Chile
Gold	Kojima Chemicals Co., Ltd.	CFSP	Japan
Gold	Korea Metal Co. Ltd	Not currently certified	Australia, Recycle/Scrap, South Korea
Gold	Kyrgyzaltyn JSC	LBMA	Australia, Brazil, Kyrgyzstan
Gold	L' azurde Company For Jewelry	Not currently certified	Australia, Canada, Japan, Saudi Arabia, Taiwan
Gold	Lingbao Gold Company Ltd.	Not currently certified	China
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	Not currently certified	China
Gold	LS-NIKKO Copper Inc.	LBMA, CFSP	Australia, Brazil, Chile, Hong Kong, India, Indonesia, Japan, Kazakhstan, Peru, Singapore, South Africa, South Korea, United States
Gold	Luo yang Zijin Yinhui Metal Smelt Co Ltd	Not currently certified	China
Gold	Materion	CFSP	Brazil, Canada, Chile, China, United States
Gold	Matsuda Sangyo Co., Ltd.	LBMA, CFSP	Australia, Canada, China, Hong Kong, Indonesia, Japan, United Kingdom, United States
Gold	Metalor Technologies (Hong Kong) Ltd.	LBMA, CFSP	Australia, China, Hong Kong, Japan, Peru, Switzerland, United States
Gold	Metalor Technologies (Singapore) Pte., Ltd.	LBMA, CFSP	China, Singapore, Switzerland
Gold	Metalor Technologies (Suzhou) Co Ltd	CFSP - Active	China, South Africa
Gold	Metalor Technologies SA	LBMA, CFSP	Canada, China, Hong Kong, Sweden, Switzerland, United Kingdom, United States
Gold	Metalor USA Refining Corporation	LBMA, RJC, CFSP	Canada, China, Mexico, Switzerland, United States
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	LBMA, CFSP	China, Mexico

Gold	Mitsubishi Materials Corporation	LBMA, CFSP	Canada, Chile
Gold	Mitsui Mining & Smelting	LBMA, CFSP	Australia, Canada, China, Japan
Gold	MMTC-PAMP India Pvt., Ltd.	LBMA, CFSP	No known country of origin.
Gold	Morris and Watson	Not currently certified	No known country of origin.
Gold	Moscow Special Alloys Processing Plant	LBMA, CFSP	Russia
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	LBMA, CFSP	Saudi Arabia, Turkey, United Arab Emirates
Gold	Navoi Mining and Metallurgical Combinat	LBMA, CFSP - Active	Indonesia, United States, Uzbekistan
Gold	Nihon Material Co., Ltd.	LBMA, CFSP	Australia, Canada, Japan, Mozambique
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	CFSP	No known country of origin.
Gold	Ohura Precious Metal Industry Co., Ltd.	CFSP	Japan
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	LBMA, CFSP	Russia
Gold	OJSC Kolyma Refinery	Not currently certified	Russia
Gold	OJSC Novosibirsk Refinery	LBMA, CFSP	Italy, Russia
Gold	PAMP SA	LBMA, RJC, CFSP	Australia, Canada, Hong Kong, Mexico, South Africa, Switzerland
Gold	Penglai Penggang Gold Industry Co Ltd	Not currently certified	China
Gold	Prioksky Plant of Non-Ferrous Metals	LBMA, CFSP	Australia, China, Russia
Gold	PT Aneka Tambang (Persero) Tbk	LBMA, CFSP	Indonesia
Gold	PX PrŽcinox SA	LBMA, RJC, CFSP	Australia, Canada, Mozambique, Switzerland
Gold	Rand Refinery (Pty) Ltd.	LBMA, CFSP	Canada, China, DRC- Congo (Kinshasa), Ghana, Guinea, Hong Kong, Mali, Namibia, South Africa, Tanzania
Gold	Republic Metals Corporation	LBMA, RJC, CFSP	No known country of origin.
Gold	Royal Canadian Mint	LBMA, CFSP	Canada, Chile, Germany, Guyana, Japan, Mexico, Peru, Suriname, Switzerland
Gold	Sabin Metal Corp.	Not currently certified	Canada, China, United States
Gold	Samduck Precious Metals	CFSP - Active	South Korea
Gold	SAMWON METALS Corp.	Not currently certified	Australia, China, Hong Kong, South Korea
Gold	SAXONIA Edelmetalle GmbH	CFSP - Active	No known country of origin.
Gold	Schone Edelmetaal B.V.	LBMA, CFSP	Belgium, Netherlands
Gold	SEMPSA Joyería Platería SA	LBMA, CFSP	Spain
Gold	Shandong Gold Mining Co., Ltd.	Not currently certified	No known country of origin.
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	Not currently certified	No known country of origin.
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	LBMA, CFSP	China, Japan, United States
Gold	Sichuan Tianze Precious Metals Co., Ltd.	LBMA, CFSP	No known country of origin.
Gold	Singway Technology Co., Ltd.	CFSP	No known country of origin.
Gold	So Accurate Group, Inc.	Not currently certified	China, Thailand, United States
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	LBMA, CFSP	Germany, Russia, Taiwan
Gold	Solar Applied Materials Technology Corp.	LBMA, CFSP	Canada, China, Hong Kong, Taiwan, United States
Gold	Sumitomo Metal Mining Co., Ltd.	LBMA, CFSP	Chile, Indonesia, Japan
Gold	T.C.A S.p.A	LBMA, CFSP	No known country of origin.
Gold	Tanaka Kikinzoku Kogyo K.K.	LBMA, CFSP	Australia, Belgium, Canada, Chile, China, Hong Kong, Japan, Malaysia, Mexico, Singapore, South Africa, Switzerland, United Kingdom, United States, Uzbekistan
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	LBMA, CFSP	China, Peru
Gold	Tokuriki Honten Co., Ltd.	LBMA, CFSP	Australia, Canada, Chile, China, Hong Kong, Japan, Peru, United States
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd.	Not currently certified	China

Gold	Torecom	CFSP - Active	South Korea
Gold	Umicore Brasil Ltda.	LBMA, CFSP	Brazil, Japan
Gold	Umicore Precious Metals Thailand	RJC, CFSP	Thailand
Gold	Umicore SA Business Unit Precious Metals Refining	LBMA, CFSP	No known country of origin.
Gold	United Precious Metal Refining, Inc.	CFSP	Australia, Belgium, Canada, China, Russia, Thailand, United States
Gold	Valcambi SA	LBMA, RJC, CFSP	Australia, Hong Kong, Japan, Switzerland, Taiwan
Gold	Western Australian Mint trading as The Perth Mint	LBMA, CFSP	Australia, Bolivia, Chile, China, Guinea, Hong Kong, Papua New Guinea, Peru, South Korea
Gold	WIELAND Edelmetalle GmbH	CFSP - Active	No known country of origin.
Gold	Yamamoto Precious Metal Co., Ltd.	CFSP	Japan
Gold	Yantai Guodasafina High-tech Environmental Refinery CO., Ltd.	Not currently certified	China
Gold	Yokohama Metal Co., Ltd.	CFSP	Brazil, China, Japan, Malaysia
Gold	Yunnan Copper Industry Co Ltd	Not currently certified	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	LBMA, CFSP	Australia, Canada, China, Mozambique, Philippines, Switzerland, Thailand
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	LBMA, CFSP	China, Kyrgyzstan, Mongolia, Papua New Guinea, Peru, Russia, Tajikistan
Tantalum	AMG Advanced Metallurgical Group	Not currently certified	Brazil
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CFSP	Australia, Brazil, Canada, China, Russia, Thailand
Tantalum	Conghua Tantalum and Niobium Smeltry	CFSP	Brazil, China, Ethiopia, India, Niger, Rwanda, Thailand
Tantalum	D Block Metals, LLC	CFSP	No known country of origin.
Tantalum	Duoluoshan	CFSP	Bolivia, Brazil, China, Ethiopia, India, Japan, Malaysia, Niger, Nigeria, Rwanda, Thailand
Tantalum	Exotech Inc.	CFSP	No known country of origin.
Tantalum	F&X Electro-Materials Ltd.	CFSP	China, Recycle/Scrap, Russia
Tantalum	FIR Metals & Resource Ltd.	CFSP	Brazil
Tantalum	Gannon & Scott	Not currently certified	No known country of origin.
Tantalum	Global Advanced Metals Aizu	CFSP	Australia, Canada, Japan
Tantalum	Global Advanced Metals Boyertown	CFSP	Australia, Brazil, Canada, China, Japan, Mozambique, United States
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CFSP	Brazil, China, Nigeria, Sierra Leone
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	Not currently certified	No known country of origin.
Tantalum	H.C. Starck Co., Ltd.	CFSP	Australia, Bolivia, Brazil, Ethiopia, India, Mozambique, Namibia, Rwanda, Sierra Leone, Thailand, Zimbabwe
Tantalum	H.C. Starck GmbH Goslar	CFSP	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Mozambique, Namibia, Rwanda, Sierra Leone, Thailand, United States, Zimbabwe
Tantalum	H.C. Starck GmbH Laufenburg	CFSP	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Mozambique, Namibia, Rwanda, Sierra Leone, Zimbabwe
Tantalum	H.C. Starck Hermsdorf GmbH	CFSP	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Mozambique, Rwanda
Tantalum	H.C. Starck Inc.	CFSP	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Mozambique, Namibia, Rwanda, Sierra Leone, United States, Zimbabwe
Tantalum	H.C. Starck Ltd.	CFSP	Australia, Bolivia, Brazil, Canada, China, Ethiopia, Germany, India, Japan, Mozambique, Namibia, Rwanda, Sierra Leone, Zimbabwe
Tantalum	H.C. Starck Smelting GmbH & Co.KG	CFSP	No known country of origin.

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CFSP	China
Tantalum	Hi-Temp Specialty Metals, Inc.	CFSP	Australia, Bolivia, Brazil, China, Ethiopia, India, Mozambique, Namibia, Rwanda, Sierra Leone, United States, Zimbabwe
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd	CFSP	No known country of origin.
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CFSP	China
Tantalum	Jiujiang Tanbre Co., Ltd.	CFSP	China, DRC- Congo (Kinshasa)
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CFSP	No known country of origin.
Tantalum	KEMET Blue Metals	CFSP	Burundi, Mexico, Mozambique, Niger, Nigeria, Rwanda
Tantalum	Kemet Blue Powder	CFSP	Burundi, China, DRC- Congo (Kinshasa), Mexico, Mozambique, Niger, Nigeria, Rwanda, United States
Tantalum	King-Tan Tantalum Industry Ltd.	CFSP	China, Ethiopia
Tantalum	LSM Brasil S.A.	CFSP	Brazil
Tantalum	Metallurgical Products India Pvt., Ltd.	CFSP	India
Tantalum	Mineração Taboca S.A.	CFSP	Brazil
Tantalum	Mitsui Mining & Smelting	CFSP	Chile
Tantalum	Molycorp Silmet A.S.	CFSP	Estonia
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CFSP	Australia, Brazil, Burundi, China, Ethiopia, Malaysia, Mozambique, Niger, Nigeria, Rwanda, Switzerland
Tantalum	Plansee SE Liezen	CFSP	Austria
Tantalum	Plansee SE Reutte	CFSP	Austria
Tantalum	QuantumClean	CFSP	United States
Tantalum	Resind Indústria e Comércio Ltda.	Not currently certified	No known country of origin.
Tantalum	RFH Tantalum Smeltry Co., Ltd.	CFSP	China, Peru, Russia
Tantalum	Solikamsk Magnesium Works OAO	CFSP	No known country of origin.
Tantalum	Taki Chemicals	CFSP	Brazil, Japan
Tantalum	Telex Metals	CFSP	Kazakhstan, Recycle/Scrap, Russia, United States
Tantalum	Tranzact, Inc.	CFSP	No known country of origin.
Tantalum	Ulba Metallurgical Plant JSC	CFSP	Australia, Belarus, Brazil, Burundi, Canada, China, DRC- Congo (Kinshasa), Ethiopia, Japan, Kazakhstan, Mozambique, Russia, Rwanda, United States, Zimbabwe
Tantalum	XinXing Haorong Electronic Material Co., Ltd.	CFSP	No known country of origin.
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CFSP	China
Tantalum	Zhuzhou Cemented Carbide	CFSP	Brazil, Burundi, China, DRC- Congo (Kinshasa), Japan, Kazakhstan, Malaysia, Niger, Nigeria, Russia, Rwanda
Tin	Alpha	CFSP	Chile, China, Jersey, Peru, Recycle/Scrap, Spain, Taiwan, Thailand, United States
Tin	An Vinh Joint Stock Mineral Processing Company	CFSP - Active	No known country of origin.
Tin	Best Metais e Soldas SA	Not currently certified	No known country of origin.
Tin	China Tin Group Co., Ltd.	CFSP	China
Tin	CNMC (Guangxi) PGMA Co. Ltd.	Not currently certified	China
Tin	Colonial Metals, Inc	Not currently certified	Recycle/Scrap
Tin	Complejo Metalurgico Vinto S.A.	Not currently certified	Bolivia, Brazil
Tin	Cooperativa Metalurgica de Rondônia Ltda.	CFSP	Australia, Brazil, Peru
Tin	CV Ayi Jaya	CFSP	No known country of origin.
Tin	CV Duta Putra Bangka	Not currently certified	China
Tin	CV Gita Pesona	CFSP	No known country of origin.
Tin	CV Prima Timah Utama	Not currently certified	Indonesia
Tin	CV Serumpun Sebalai	CFSP	Brazil, Malaysia, United States, Uzbekistan

Tin	CV United Smelting	CFSP	China, DRC- Congo (Kinshasa), Indonesia, Japan, Malaysia, Peru
Tin	CV Venus Inti Perkasa	CFSP	No known country of origin.
Tin	Dowa	Not currently certified	No known country of origin.
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	CFSP - Active	No known country of origin.
Tin	Elmet S.L.U. (Metallo Group)	CFSP	No known country of origin.
Tin	EM Vinto	CFSP	Bolivia, Brazil, Canada, China, DRC- Congo (Kinshasa), Germany, Indonesia, Malaysia, Peru, Russia
Tin	Estanho de Rondônia S.A.	Not currently certified	Brazil, Taiwan
Tin	Feinhutte Halsbrucke GmbH	CFSP - Active	Germany, Poland
Tin	Fenix Metals	CFSP	Brazil, Poland, Recycle/Scrap
Tin	Gejiu Kai Meng Industry and Trade LLC	CFSP - Active	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CFSP	Bolivia, Brazil, Canada, China, Indonesia, Japan, Peru
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CFSP - Active	No known country of origin.
Tin	Gejiu Zi-Li	Not currently certified	Brazil, China
Tin	Huichang Jinshunda Tin Co. Ltd	Not currently certified	China
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CFSP	China
Tin	Linwu Xianggui Smelter Co	Not currently certified	China, India, Japan
Tin	Magnu's Minerais Metais e Ligas Ltda.	CFSP	Brazil
Tin	Malaysia Smelting Corporation (MSC)	CFSP	DRC- Congo (Kinshasa), Indonesia, Malaysia
Tin	Melt Metais e Ligas S/A	CFSP	Brazil
Tin	Metahub Industries Sdn. Bhd.	Not currently certified	No known country of origin.
Tin	Metallic Resources, Inc.	CFSP	No known country of origin.
Tin	Metallo-Chimique N.V.	CFSP	No known country of origin.
Tin	Mineração Taboca S.A.	CFSP	Brazil
Tin	Minsur	CFSP	Bolivia, Brazil, Canada, China, DRC- Congo (Kinshasa), Indonesia, Malaysia, Peru, Rwanda, Switzerland, Thailand, United States
Tin	Mitsubishi Materials Corporation	CFSP	Indonesia
Tin	Nankang Nanshan Tin Co., Ltd.	Not currently certified	Bolivia, China, Portugal, Russia
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	CFSP - Active	Vietnam
Tin	Novosibirsk Integrated Tin Works	Not currently certified	Kazakhstan, Peru, Philippines, Russia
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	CFSP	China, Philippines, Thailand
Tin	O.M. Manufacturing Philippines, Inc.	CFSP	Bolivia, Brazil, Canada, China, Malaysia, Peru, Philippines
Tin	Operaciones Metalurgical S.A.	CFSP	Bolivia, Brazil, Canada, China, DRC- Congo (Kinshasa), Indonesia, Japan, Malaysia, Peru, Philippines, Russia, Thailand
Tin	Phoenix Metal Ltd	CFSP - Active	No known country of origin.
Tin	PT Alam Lestari Kencana	Not currently certified	Australia, Indonesia
Tin	PT Aries Kencana Sejahtera	CFSP	China
Tin	PT Artha Cipta Langgeng	CFSP	Bolivia, Brazil, China, Germany, Indonesia, Malaysia
Tin	PT ATD Makmur Mandiri Jaya	CFSP	No known country of origin.
Tin	PT Babel Inti Perkasa	CFSP	Indonesia, Peru
Tin	PT Bangka Kudai Tin	Not currently certified	China, Indonesia
Tin	PT Bangka Prima Tin	CFSP	No known country of origin.
Tin	PT Bangka Timah Utama Sejahtera	Not currently certified	Brazil, China, Indonesia
Tin	PT Bangka Tin Industry	CFSP	Bolivia, Brazil, Canada, China, Malaysia, Peru
Tin	PT Belitung Industri Sejahtera	CFSP	Indonesia
Tin	PT BilliTin Makmur Lestari	CFSP	Bolivia, Brazil, Canada, China, Malaysia, Peru

Tin	PT Bukit Timah	CFSP	Australia, Bolivia, Brazil, Canada, China, DRC- Congo (Kinshasa), Indonesia, Malaysia, Peru, Russia
Tin	PT Cipta Persada Mulia	CFSP	No known country of origin.
Tin	PT DS Jaya Abadi	CFSP	Australia, Bolivia, Brazil, Canada, China, Indonesia, Japan, Malaysia, Mozambique, Peru, Poland, Russia
Tin	PT Eunindo Usaha Mandiri	CFSP	China
Tin	PT Fang Di MulTindo	Not currently certified	No known country of origin.
Tin	PT Inti Stania Prima	CFSP	No known country of origin.
Tin	PT Justindo	CFSP	Australia, Brazil, China
Tin	PT Karimun Mining	CFSP - Active	No known country of origin.
Tin	PT Mitra Stania Prima	CFSP	Bolivia, Brazil, Chile, China, Indonesia, Mexico, Russia
Tin	PT Panca Mega Persada	CFSP	No known country of origin.
Tin	PT Pelat Timah Nusantara Tbk	Not currently certified	Bolivia, Brazil, Burundi, China, DRC- Congo (Kinshasa), Indonesia, Malaysia, Niger, Nigeria, Rwanda
Tin	PT Prima Timah Utama	CFSP	United States
Tin	PT Refined Bangka Tin	CFSP	China, Indonesia
Tin	PT Sariwiguna Binasentosa	CFSP	United States
Tin	PT Seirama Tin investment	Not currently certified	No known country of origin.
Tin	PT Stanindo Inti Perkasa	CFSP	Australia, Bolivia, Brazil, Canada, China, DRC- Congo (Kinshasa), Indonesia, Malaysia, Mozambique, Peru
Tin	PT Sumber Jaya Indah	CFSP	China
Tin	PT Timah (Persero) Tbk Kundur	CFSP	Brazil, Canada, Chile, China, France, Indonesia, Malaysia, Peru, Thailand, United States
Tin	PT Timah (Persero) Tbk Mentok	CFSP	Bolivia, Brazil, Canada, China, DRC- Congo (Kinshasa), India, Indonesia, Malaysia, Peru, Thailand
Tin	PT Tinindo Inter Nusa	CFSP	Belgium, China, Indonesia
Tin	PT Tirus Putra Mandiri	Not currently certified	No known country of origin.
Tin	PT Tommy Utama	CFSP	No known country of origin.
Tin	PT WAHANA PERKIT JAYA	CFSP	No known country of origin.
Tin	Resind Indústria e Comércio Ltda.	Not currently certified	No known country of origin.
Tin	Rui Da Hung	CFSP	China, Japan, Taiwan
Tin	Soft Metais Ltda.	CFSP	Brazil
Tin	Thaisarco	CFSP	Australia, Bolivia, Brazil, Canada, Chile, China, DRC- Congo (Kinshasa), Indonesia, Japan, Malaysia, Morocco, Myanmar, Peru, Poland, Portugal, Rwanda, Thailand
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	CFSP - Active	No known country of origin.
Tin	VQB Mineral and Trading Group JSC	CFSP	No known country of origin.
Tin	White Solder Metalurgia e Mineração Ltda.	CFSP	Brazil, China, Germany, Peru, Thailand
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CFSP - Active	China, Recycle/Scrap, Singapore
Tin	Yunnan Tin Group (Holding) Company Limited	CFSP	Australia, Belgium, Bolivia, Brazil, Canada, China, Ethiopia, Germany, Hong Kong, Indonesia, Malaysia, Peru
Tungsten	A.L.M.T. TUNGSTEN Corp.	CFSP	China
Tungsten	Asia Tungsten Products Vietnam Ltd.	CFSP	No known country of origin.
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CFSP	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CFSP	Canada, China, Peru, Russia, Thailand
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	TICMC - Progressing	No known country of origin.
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	TICMC - Progressing	China
Tungsten	Exotech Inc.	Not currently certified	United States

Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CFSP	Australia, China
Tungsten	Ganxian Shirui New Material Co., Ltd.	Not currently certified	No known country of origin.
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CFSP	Bolivia, Canada, China, Peru, Portugal, Spain
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CFSP	China
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	TICMC - Progressing, CFSP - Active	Bolivia, China, Russia
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CFSP	China
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CFSP	No known country of origin.
Tungsten	Global Tungsten & Powders Corp.	CFSP	Bolivia, Canada, China, Peru, Portugal, Spain, United States
Tungsten	Golden Egret Special Alloy Co. Ltd	Not currently certified	China, Japan
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CFSP	Canada, China, Russia, Thailand
Tungsten	H.C. Starck GmbH	CFSP	Australia, Bolivia, Brazil, Canada, China, Estonia, Ethiopia, Germany, India, Japan, Mozambique, Namibia, Peru, Portugal, Russia, Rwanda, Sierra Leone, Spain, Thailand, United States, Zimbabwe
Tungsten	H.C. Starck Smelting GmbH & Co.KG	CFSP	No known country of origin.
Tungsten	Hunan Chenzhou Mining Co., Ltd.	Not currently certified	China
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	TICMC - Progressing, CFSP - Active	No known country of origin.
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	TICMC - Progressing, CFSP - Active	No known country of origin.
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CFSP	China, Japan
Tungsten	Hydrometallurg, JSC	CFSP	No known country of origin.
Tungsten	Japan New Metals Co., Ltd.	CFSP	Canada, China, Russia, Thailand
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	TICMC - Progressing, CFSP - Active	China
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CFSP	China
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	Not currently certified	China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	TICMC - Active, CFSP - Active	China
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	TICMC - Active, CFSP - Active	China
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CFSP	No known country of origin.
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	TICMC - Active, CFSP - Active	China
Tungsten	Jiujiang Tanbre Co., Ltd.	Not currently certified	No known country of origin.
Tungsten	JX Nippon Mining & Metals Co., Ltd.	Not currently certified	No known country of origin.
Tungsten	Kennametal Fallon	TICMC - Active, CFSP - Active	Bolivia, China, Portugal, Recycle/Scrap, Russia, United States
Tungsten	Kennametal Huntsville	CFSP	Bolivia, China, United States
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	Not currently certified	No known country of origin.
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CFSP	China
Tungsten	Niagara Refining LLC	CFSP	Brazil, Mexico, Portugal, Russia
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	CFSP	No known country of origin.
Tungsten	Nui Phao Mining Company Ltd.	Not currently certified	Vietnam
Tungsten	Pobedit, JSC	TICMC - Active	No known country of origin.
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	CFSP - Active	No known country of origin.
Tungsten	Sumitomo Metal Mining Co., Ltd.	Not currently certified	No known country of origin.
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	CFSP	China, Vietnam
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	CFSP	Vietnam
Tungsten	Wolfram Bergbau und Hütten AG	CFSP	Australia, Austria, China
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co.Ltd	Not currently certified	No known country of origin.
Tungsten	Xiamen Tungsten Co., Ltd.	CFSP	Australia, Bolivia, Brazil, Canada, China, Germany, Japan, Mexico, Niger, Nigeria, Peru, Portugal, Russia, Rwanda, Spain, Thailand, United States, Vietnam

Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CFSP	China
Tungsten	Zhuzhou Cemented Carbide	Not currently certified	Australia, Bolivia, Brazil, Canada, China, Mexico, Niger, Nigeria, Russia, Rwanda, Spain, Thailand